________________________________________________________________________________
________________________________________________________________________________

                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549


                                     FORM 8-K

                                  CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



      DATE OF REPORT (Date of earliest event reported):  September 27, 2004



                        AMERICAN GENERAL FINANCE CORPORATION
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Indiana                               1-6155                         35-0416090
(STATE OR OTHER                  (COMMISSION FILE                 (IRS EMPLOYER
JURISDICTION OF                      NUMBER)                     IDENTIFICATION
INCORPORATION)                                                          NUMBER)


                601 N.W. Second Street, Evansville, IN  47708
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)


     Registrant's telephone number, including area code:  (812) 424-8031


       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       [   ] Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

       [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

       [   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

________________________________________________________________________________
________________________________________________________________________________

Item 8.01.     Other Events.

        On September 27, 2004, American General Finance Corporation (the "Company"), in accordance with the resolutions of the Company's Terms and Pricing Committee establishing the terms of the Company's Medium-Term Notes, Series I, approved the form of the Company's Medium-Term Notes, Series I, Protected Average Return Notes Linked to the S&P 500(r) Index (the "Notes"), which are expected to be issued from time to time under the Company's previously established Series I Medium-Term Note Program. Any issuance of Notes will be under the Company's previously filed Registration Statement on Form S-3 (Registration No. 333-110318) (the "Registration Statement") and the related Prospectus dated December 3, 2003, Prospectus Supplement dated March 26, 2004 (as either of them may be amended or supplemented in the future) and pricing supplement prepared in connection with such issuance. The aggregate principal amount of Notes which may be issued under the Company's Series I Medium-Term Note Program will be reduced by the aggregate principal amount of any other debt securities issued under the Registration Statement.


Item 9.01.     Financial Statements and Exhibits.

         (c) Exhibits. The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement:

               Exhibit
               Number        Description

               4 Form of Medium-Term Note, Series I, Protected Average Return Note Linked to the S&P 500(r) Index.

               8 Opinion of Baker & Daniels, special counsel for the Company, as to certain federal tax matters.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         AMERICAN GENERAL FINANCE CORPORATION



Dated:  September 27, 2004               By:  /s/ Donald R. Breivogel, Jr.
                                               Name:   Donald R. Breivogel, Jr.
                                               Title:  Senior Vice President and
                                                         Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit
Number 	        Description


4 Form of Medium-Term Note, Series I, Protected Average Return Note Linked to the S&P 500(r) Index

8 Opinion of Baker & Daniels, special counsel for the Company, as to certain federal tax matters.